UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 2004

                            ------------------------

                            SPECTRE INDUSTRIES, INC.
                 (Exact Name Of Registrant Specified In Charter)

          NEVADA                       0-30573                  98-0226032
 (State Of Incorporation)     (COMMISSION FILE NUMBER)         (IRS Employer
                                                            Identification No.)

                  45 Parker, Suite A, Irvine, California 92618
               (Address Of Principal Executive Offices) (Zip Code)

                                 (949) 855-6688
              (Registrant's Telephone Number, Including Area Code)

        -----------------------------------------------------------------
          (Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

      The financial statements required by this item 9.01(a) are set forth at the end of this filing.

(b) Pro Forma Financial Statements None.

(c) Exhibits None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPECTRE INDUSTRIES, INC.
Date: October 1, 2004                    By
                                         ---------------------------------------
                                         Name: Michael Young
                                         Title: Chief Executive Officer

                          ADVANCED CUSTOM SENSORS, INC.

                                    CONTENTS

PAGE        1        INDEPENDENT AUDITORS' REPORT

PAGE        2        BALANCE SHEETS AS OF DECEMBER 31, 2003 AND 2002

PAGE        3        STATEMENTS OF OPERATIONS FOR THE YEARS ENDED
                     DECEMBER 31, 2003 AND 2002

PAGE        4        STATEMENT  OF  CHANGES  IN  STOCKHOLDERS'  EQUITY
                     (DEFICIENCY)  FOR THE YEARS  ENDED DECEMBER 31,
                     2003 AND 2002

PAGE        5        STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED
                     DECEMBER 31, 2003 AND 2002

PAGES    6 - 17      NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31,
                     2003 AND 2002

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Advanced Custom Sensors, Inc.

We have audited the accompanying balance sheets of Advanced Custom Sensors, Inc. as of December 31, 2003 and 2002, and the related statements of operations, change in stockholders' equity (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Custom Sensors, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company suffered a loss of $961,355 and utilized cash in operating activities of $501,699 for the year ended December 31, 2003, and has a working capital deficiency of $584,950 and a stockholders' deficiency of $151,489 as of December 31, 2003, that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEINBERG & COMPANY, P.A.

Boca Raton , Florida
August 25, 2004

                          ADVANCED CUSTOM SENSORS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                     ASSETS
                                                                                                   2003            2002
                                                                                                -----------    -----------
CURRENT ASSETS
 Cash                                                                                           $    10,712    $     5,716
 Accounts receivable                                                                                 67,538         43,479
 Inventories, net                                                                                   199,532        168,199
 Prepaid expenses and other current assets                                                            4,107            106
                                                                                                -----------    -----------
         Total Current Assets                                                                       281,889        217,500

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $367,177 and $253,250,
 respectively                                                                                       379,349        491,987

INVESTMENT IN AFFILIATED ENTITY                                                                          --             --

OTHER ASSETS                                                                                         54,112         54,112
                                                                                                -----------    -----------

                                                                                                $   715,350    $   763,599
                                                                                                ===========    ===========
                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable and accrued expenses                                                          $   362,633    $   174,068
 Lines of credit                                                                                    132,984             --
 Due to investors                                                                                   259,890             --
 Notes payable to related party                                                                     111,332        190,665
 Due to vendor                                                                                           --        160,000
                                                                                                -----------    -----------
         Total Current Liabilities                                                                  866,839        524,733
                                                                                                -----------    -----------

COMMITMENTS AND CONTINGENCIES                                                                            --             --

STOCKHOLDERS' EQUITY (DEFICIENCY)
 Common stock, no par value, 10,000,000 shares authorized, 1,788,195 and 1,711,043
  issued and outstanding in 2003 and 2002, respectively                                           3,639,513      3,433,679
 Treasury stock, 9,900 shares, at cost                                                              (10,000)       (10,000)
 Additional paid-in capital                                                                         585,936        198,000
 Deferred compensation                                                                             (220,770)      (198,000)
 Accumulated deficit                                                                             (4,146,168)    (3,184,813)
                                                                                                -----------    -----------
         Total Stockholders' Equity (Deficiency)                                                   (151,489)       238,866
                                                                                                -----------    -----------

                                                                                                $   715,350    $   763,599
                                                                                                ===========    ===========

                See accompanying notes to financial statements.

                          ADVANCED CUSTOM SENSORS, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                        2003             2002
                                                     -----------    -----------
REVENUE                                              $   436,071    $   423,177

COST OF SALES                                            401,697        348,905
                                                     -----------    -----------

GROSS PROFIT                                              34,374         74,272

OPERATING EXPENSES                                       995,987        667,130
                                                     -----------    -----------

LOSS FROM OPERATIONS                                    (961,613)      (592,858)
                                                     -----------    -----------

OTHER INCOME (LOSS)
  Interest income                                              7          2,283
  Other income                                               251             --
  Gain on sale of equipment                                   --         67,000
  Loss from investment in affiliated entity                   --       (142,000)
                                                     -----------    -----------
        Total Other Income (Loss)                            258        (72,717)
                                                     -----------    -----------

NET LOSS                                             $  (961,355)   $  (665,575)
                                                     ===========    ===========

Loss per common share:
             Basic and diluted                       $     (0.56)   $     (0.39)
                                                     ===========    ===========
Weighted average common and
dilutive common equivalent shares outstanding:
             Basic and diluted                         1,727,116      1,711,043
                                                     ===========    ===========

                See accompanying notes to financial statements.

                          ADVANCED CUSTOM SENSORS, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                   Additional
                             Common Stock            Treasury        Paid-in      Deferred      Accumulated
                         Shares      Amount           Stock         Capital     Compensation      Deficit           Total
                      -----------   -----------    -----------    -----------    -----------    -----------     -----------
Balance, January
1, 2002                 1,711,043   $ 3,433,679    $   (10,000)   $        --    $        --    $(2,519,238)    $   904,441

Issuance of stock
options                        --            --             --        198,000       (198,000)            --              --

Net loss for the
year                           --            --             --             --             --       (665,575)       (665,575)
                      -----------   -----------    -----------    -----------    -----------    -----------     -----------

Balance, December
31, 2002                1,711,043     3,433,679        (10,000)       198,000       (198,000)    (3,184,813)        238,866

Issuance of stock
for settlement of
amount due to
vendor                     54,235       160,000             --             --             --             --         160,000

Issuance of stock
for settlement of
accounts payable           22,917        45,834             --             --             --             --         45,834


Intrinsic value of
common stock
warrants issued
with note payables             --            --             --        315,666             --             --         315,666

Issuance  of  stock
options                        --            --             --         72,270        (72,270)            --              --

Amortization of
deferred
compensation                   --            --             --             --         49,500             --          49,500

Net loss for the
year                           --            --             --             --             --       (961,355)       (961,355)
                      -----------   -----------    -----------    -----------    -----------    -----------     -----------

BALANCE,
December 31,
2003                    1,788,195   $ 3,639,513    $   (10,000)   $   585,936    $  (220,770)   $(4,146,168)    $  (151,489)
                      ===========   ===========    ===========    ===========    ===========    ===========     ===========

                See accompanying notes to financial statements.

                          ADVANCED CUSTOM SENSORS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                2003         2002
                                                                              ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                      $(961,355)   $(665,575)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization                                                   113,927       73,784
Amortization of discount cost on notes payable                                  121,223           --
Amortization of deferred compensation                                            49,500           --
Loss on investment in affiliated entity                                              --      142,000
Changes in operating assets and liabilities:
   Accounts receivable                                                          (24,059)     (21,634)
   Inventories, net                                                             (31,333)      40,118
   Prepaid expenses and other current assets                                     (4,001)       5,511
   Accounts payable and accrued expenses                                        234,399      (35,697)
                                                                              ---------    ---------
             Net Cash Used In Operating Activities                             (501,699)    (461,493)
                                                                              ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                                              (1,289)    (355,543)
 Increase in other assets                                                            --      (50,000)
                                                                              ---------    ---------
          Net Cash Used In Investing Activities                                  (1,289)    (405,543)
                                                                              ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Lines of credit                                                                132,984           --
 Proceeds from investors                                                        275,000           --
 Increase in credit facility from vendor                                             --      160,000
 Proceeds from related party                                                    100,000      190,665
                                                                              ---------    ---------
          Net Cash Provided By Financing Activities                             507,984      350,665
                                                                              ---------    ---------

NET INCREASE (DECREASE) IN CASH                                                   4,996     (516,371)

CASH - BEGINNING OF YEAR                                                          5,716      522,087
                                                                              ---------    ---------

CASH - END OF YEAR                                                            $  10,712    $   5,716
                                                                              =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for:
Interest                                                                      $   7,175    $      --
                                                                              =========    =========
Taxes                                                                         $     800    $     800
                                                                              =========    =========

NON CASH FINANCING ACTIVITIES
Issuance of stock for settlement of amount due to vendor                      $ 160,000    $      --
Issuance of stock for settlement of accounts payable                             45,834           --
Intrinsic value of common stock warrants issued with notes payable              316,666           --
Issuance of stock options                                                        72,270      198,000

                See accompanying notes to financial statements.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) Organization and Description of Business

     Advanced Custom Sensors Inc. (the Company) was incorporated in the State of California on June 21, 1996. The Company is a manufacturer and assembler of sensors and micro systems, and its products include thin film sensors, thin film pressure sensors and micro-machined pressure sensors, and micro systems that may include sensors, signal conditioning circuits, LCD display, computer interface and molded housing specifically designed to the customers needs.

     (B) Basis of Presentation

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, for the year ended December 31, 2003, the Company suffered a loss of $961,355 and utilized cash in operating activities of $501,699, and has a working capital deficiency of $584,950 and a stockholders' equity deficiency of $151,489 as of December 31, 2003. These factors raise substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

     Management believes that actions are presently being taken to revise the Company's operating and financial requirements in order to improve the Company's financial position and operating results. However, given the levels of its cash resources and working capital deficiency at December 31, 2003, management believes cash to be generated by operations will not be sufficient to meet anticipated cash requirements for operations, working capital, and capital expenditures during 2004. The Company completed a reverse merger on May 20, 2004, with Spectre Industries, Inc., a public company, to gain access to the United States and European capital markets, but there can be no assurances that the Company will ultimately be successful in this regard.

     (C) Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

     (D) Revenue Recognition

      The Company recognizes revenue when goods are shipped and invoiced to the customer.

     (E) Concentration of Credit Risk

     The Company's financial instruments that are exposed to concentrations of credit risk consist principally of cash and trade receivables. The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may have exceeded federally insured levels at various times during the year. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk in cash. The Company's trade receivables result primarily from the sale of its products, and the concentration of credit risk includes a customer base located throughout North America and Asia.

     The Company had two customers in 2003 and two customers in 2002 that accounted for 33% and 44% of sales in the years ended December 31, 2003 and 2002, respectively. Approximately 90% and 10% of the Company's sales in the year ended December 31, 2003 were to customers in North America and other geographic areas, and 90% and 10% in the year ended December 31, 2002, respectively.

     (F) Inventories

      Inventories are stated at the lower of cost (first-in, first-out method) or market.

     (G) Property and Equipment

     Property and equipment is stated at cost. Depreciation is provided at the time property and equipment is placed in service using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

     (H) Income Taxes

     The Company accounts for income taxes using the asset and liability method whereby deferred income taxes are recognized for the tax consequences of temporary differences by applying statutory tax rates applicable to future years to the differences between the financial statement carrying amounts and the tax bases of certain assets and liabilities. Changes in deferred tax assets and liabilities include the impact of any tax rate changes enacted during the year.

     (I) Fair Value of Financial Instruments

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

     The Company believes that the carrying value of its cash, accounts receivable, accounts payable, accrued liabilities, line of credit, due to investors, and notes payable to related party as of December 31, 2003 approximates their respective fair values due to the demand or short-term nature of those instruments.

     (J)Reclassifications

     The Company has reclassified certain accounts in the prior year financial statements to conform with the presentation of the current year financial statements.

      (K) Stock Based Compensation

      As described in Note 13, the Company has elected to follow Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," for stock-based compensation and to furnish the pro forma disclosures required under Statement of Financial Accounting Standards
      (SFAS) No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure."

     (L) Earnings (loss) per share

     Basic earnings (loss) per common share (EPS) are based on the weighted average number of common shares outstanding during each period. Diluted earnings per common share are based on shares outstanding (computed as under basic EPS) and potentially dilutive common shares. As of December 31, 2003, the Company had granted employee stock options for 136,500 shares of common stock and warrants to purchase 315,666 shares of common stock that are potentially dilutive common shares. As of December 31, 2002, the Company had granted employee stock options for 100,000 shares of common stock that are potentially dilutive common shares. The dilutive effect of common stock options and warrants were not used to compute dilutive loss per share for 2003 and 2002 because the result of their inclusion would be anti-dilutive.


     (M) Note payable-debt discount cost

     The Company has issued warrants to an investor and a related party. The warrants are being treated as additional consideration for notes payable. The deferred cost of the warrants was determined as the difference between the exercise price of the warrants and the most recent issue price and is being amortized over the term of the related notes payable (See notes 7 and 8).

     (N) New Accounting Pronouncements

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

     In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities," which clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," relating to consolidation of certain entities. In December 2003, the FASB issued a revised FIN 46 "46R" that replaced the original FIN 46. FIN 46R requires identification of a company's participation in variable interest entities (VIEs), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as VIE, FIN 46R sets forth a model to evaluate potential consolidation based on an assessment of which party to the VIE (if any) bears a majority of the exposure to its expected losses, or stands to gain from a majority of its expected returns. FIN 46R also sets forth certain disclosures regarding interests in VIEs that are deemed significant, even if consolidation is not required. The Company is not currently participating in, or invested in any VIEs, as defined in FIN 46R.

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." It is effective for contracts entered into or modified after June 30, 2003, except as stated within the statement, and should be applied prospectively. Management believes the provisions of this Standard currently have no effect on our financial position or results of operations.

     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 is to be implemented by reporting the cumulative effect of a change in accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption. Restatement is not permitted. The Company does not expect that the adoption of SFAS No. 150 will have a significant effect on the Company's financial statement presentation or disclosures.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2         INVENTORIES

     Inventories consists of the following as of December 31, 2003 and 2002:

                                                      2003                2002
                                                    --------            --------
Cable                                               $  8,324            $     --
Raw materials                                         95,937              70,506
Work in process                                        5,012               8,998
Finished goods                                        90,259              88,695
                                                    --------            --------
                                                    $199,532            $168,199
                                                    ========            ========

NOTE 3         PROPERTY AND EQUIPMENT

     Property and equipment consists of the following as of December 31, 2003 and 2002:

                                                          2003           2002
                                                        ---------     ---------
Machinery and equipment                                 $ 584,202     $ 584,202
Office equipment                                            1,289            --
Furniture and fixtures                                     17,398        17,398
Leasehold improvements                                    143,637       143,637
                                                        ---------     ---------
                                                          746,526       745,237

Less accumulated depreciation and amortization           (367,177)     (253,250)
                                                        ---------     ---------
                                                        $ 379,349     $ 491,987
                                                        =========     =========

     Depreciation expense of $113,927 and $73,784 is reflected in the accompanying Statement of Operations for the years ended December 31, 2003 and 2002, respectively.

NOTE 4   INVESTMENT IN AFFILIATED ENTITY

     The Company owns 14.3% of TransOptix, Inc. (TransOptix, formerly Advanced Optical Mems, Inc.), a company that is involved in the manufacture and distribution of computer peripheral equipment. The Company's Chief Executive Officer is also the Chief Executive Officer of TransOptix and the officer also owns 15% of TransOptix. As a result of the combined equity holdings of TransOptix by the Company and its Chief Executive Officer, the Company accounts for this investment under the equity method of accounting. The Company recorded a loss from TransOptix of $142,000 to reflect its pro-rata share of the TransOptix net loss for the year ended December 31, 2002. The Company initially invested $200,000 in TransOptix in 2000. The loss recorded in 2002 reduced the Company's investment in TransOptix to zero at December 31, 2002. Accordingly, the Company discontinued applying the equity method at December 31, 2002 and did not record any loss from TransOptix in 2003. The Company did not receive any distribution from TransOptix in 2003 or 2002. The Company and TransOptix share the same office and facility (see Note 10). During 2002, the Company recorded sales of $17,000 to TransOptix. TransOptix has also advanced funds to the Company amounting to $190,665 (see Note 8). There were no other transactions between the Company and TransOptix in 2003 or 2002.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

      Summarized condensed unaudited financial information for TransOptix, Inc. is as follows:

                                 BALANCE SHEETS
                                  DECEMBER 31,
                                   (Unaudited)

                                                        2003             2002
                                                    -----------      -----------

Current assets                                      $   366,314      $   530,561
Fixed assets, net                                       351,023          433,968
Due from Advanced Custom Sensors, Inc.                      298          154,551
                                                    -----------      -----------
                                                    $   717,635      $ 1,119,080
                                                    ===========      ===========

Current liabilities                                 $    51,108      $    14,096
Note payable - stockholder                               37,494          350,000
Note payable                                            809,334               --
Stockholders' equity (deficiency)                      (180,301)         754,984
                                                    -----------      -----------
                                                    $   717,635      $ 1,119,080
                                                    ===========      ===========

                            STATEMENTS OF OPERATIONS
                                  DECEMBER 31,
                                   (Unaudited)

                                                  2003                   2002
                                               -----------          -----------
Revenues                                       $    94,099          $    48,522
Cost of revenues                                    26,893               13,773
                                               -----------          -----------
Gross profit                                        67,206               34,749
Operating expenses                               1,002,704            1,021,195
                                               -----------          -----------
                                                  (935,498)            (986,446)
Other income (expenses)                                213               14,902
                                               -----------          -----------
Net loss                                       $  (935,285)         $  (971,544)
                                               ===========          ===========

NOTE 5   SUPPLIERS

     As of December 31, 2003 and 2002, the Company maintained net assets consisting of tooling of approximately $160,000, at their main supplier located in Taiwan. Although this country is considered politically and economically stable, it is possible that unanticipated events in this foreign country could disrupt the operations of the Company because their main supplier is located there, has possession of the tooling assets, and manufactures the products.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 6   LINES OF CREDIT

    The Company has the following lines of credit at December 31, 2003:

    Loan agreement, bank that includes two lines of credit, secured by accounts receivable and certain assets of the Company, interest at
    7.25% per annum, due on demand.                                          $ 92,984


    Line of credit with a bank, secured by accounts receivable and certain assets of the Company, interest at 7.0972% per annum, due on
    demand...                                                                  40,000
                                                                             --------

                                                                             $132,984
                                                                             ========

NOTE 7   NOTES PAYABLE TO INVESTORS

     The Company has the following notes payable to investors at December 31, 2003:

    Note payable, convertible to common stock, secured by accounts
    receivable and certain assets of the Company,   interest at 10% per
    annum, due March 9, 2004.  The Company is currently negotiating a settlement whereby the Company will repay the lender $90,000 and issue 200,000 shares of common stock to the lender in satisfaction
    of this loan.                                                              $250,000


    Note payable, secured by accounts receivable and certain assets of the
    Company, interest 10% per annum, due on October 2, 2004. In 2003, in connection with this loan, the Company issued warrants to purchase 25,000 shares of ACSI's common stock at $.50 per share. The intrinsic value of the warrants was valued at $25,000 in accordance
    with APB No. 25. (a).                                                        25,000

    Note payable-debt discount cost (a)                                         (15,110)
                                                                               ---------

                                                                               $259,890
                                                                               =========

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 8   NOTES PAYABLE TO RELATED PARTY

     The Company has the following notes payable to related party as of December 31, 2003 and 2002:

                                                             2003         2002
                                                          ---------    ---------

Advance for lease deposit  and lease improvements(a)      $      --    $ 190,655
Note payable, related party (a)(c)                          190,665           --
Other operating advances (b)(c)                             100,000           --
Note payable-debt discount cost (c)                        (179,333)          --
                                                          ---------    ---------

                                                          $ 111,332    $ 190,665
                                                          =========    =========

     a) The Company was advanced $190,665 by TransOptix in 2002 to pay for the Company's lease deposit of $50,000 and for leasehold improvements of $140,665 to its leased facility (see Note 10). Subsequent to December 31, 2002, TransOptix assigned its $190,665 receivable to a related party of the Company. During 2003, the advances made by TransOptix in 2002 were combined into a promissory note payable to the assignee dated July 1, 2003, with interest at 9.25% per annum due December 31, 2004. The note is secured by substantially all assets of the Company.

     b) Other operating advances of $100,000 were made by the above related party note holder to the Company as of September 17, 2003. These advances are evidenced by a promissory note dated September 17, 2003, with interest at 10% per annum, due September 16, 2004.

     c) In connection with the above notes payable, the Company issued warrants to purchase 290,665 shares of ACSI's common stock at $.50 per share. The intrinsic value of the warrants which were valued in accordance with APB No. 25, was $290,665 and is being accounted for as debt discount cost.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 9   DUE TO VENDOR

     In 2002, the Company entered into an agreement with a manufacturing vendor whereby the vendor provided an unsecured line of credit of up to $1,000,000 to the Company for the purchase of raw materials and equipment. At December 31, 2002, the Company had utilized $160,000 of that credit line. The agreement also gave the vendor the option of converting the amounts due them into shares of common stock of the Company based upon an agreed upon formula, up to 18% of the Company's common shares. On October 16, 2003, the vendor converted the $160,000 due to them for 54,235 shares of the Company's common stock (See Note 12).

     During 2002, the Company sold to this vendor $124,657 of equipment that had a cost basis of $57,557. The resulting gain of $67,100 has been reflected as other income in the 2002 Statement of Operations.

NOTE 10  COMMITMENT AND CONTINGENCIES

     Operating Leases

     The Company leases its office and facility through 2007 under a long term operating lease agreement. Under terms of the lease, the Company pays the cost of repairs and maintenance. The office and warehouse facility is shared with TransOptix. (see Note 4), who signed the lease as co-tenant with the Company. The Company and TransOptix have entered into an agreement stipulating each entities share of the rent, however, in event of default by TransOptix, the Company could contingently be liable for the full amount of the rent.

     Future minimum lease commitments for the Company's share under this lease at December 31, 2003 are as follows:

   Year Ended December 31,
                  2004                   $102,270
                  2005                    103,684
                  2006                    106,382
                  2007                     64,064
                                         --------
                                         $376,400
                                         ========

     The total lease commitment as of December 31, 2003 for which the Company could be contingently liable in the event of default of TransOptix is $862,000. Rent expense for the years ended December 31, 2003 and 2002 was $116,588 and $79,300 respectively.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 11  INCOME TAXES

     As of December 31, 2003, the Company had federal net operating loss carryforwards of approximately $2,499,000 expiring in various years through 2023, which can be used to offset future taxable income, if any. No deferred tax asset benefit for these operating losses has been recognized in the financial statements due to the uncertainty as to their realization in future periods.

     The Company's net deferred tax assets (using a federal corporate income rate of 34%) consisted of the following at December 31, 2003 and 2002:

                                                            2003        2002
                                                         ---------    ---------
Deferred tax asset, net operating loss carryforwards     $ 850,000    $ 810,000
Less valuation allowance                                  (850,000)    (810,000)
                                                         ---------    ---------
  Net deferred income tax asset                          $      --    $      --
                                                         =========    =========

     As a result of the Company's significant operating loss carryforward and the corresponding valuation allowance, no federal income tax expense (benefit) has been recorded at December 31, 2003 and 2002.

NOTE 12  COMMON STOCK

     On October 16, 2003, the Company issued 22,917 shares of its common stock to an employee in satisfaction for services rendered and accrued as of December 31, 2002. The shares were valued at $2.00 per share, or $ 45,834 in total, based upon the price from the most recent sale of the Company's common stock. The Company also converted a loan payable to a vendor in the amount of $160,000 for 54,235 shares of stock in connection with an agreement as discussed on Note 9.

NOTE 13  OPTIONS AND WARRANTS

     Stock Option Plan

     The Company has a stock option plan, which provides for the granting of options to employees, independent representatives and directors of the Company. The Company is authorized to issue 200,000 shares of common stock. The exercise price is fixed by the plan administrator. Under a formula contained in the plan's provisions, the options vest over four years upon the completion of service. The options expire ten years from the date of grant.

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 13  OPTIONS AND WARRANTS (CONTINUED)

     The Company has applied the disclosure provisions of SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure -- An Amendment of FASB Statement No. 123," for the year ended December 31, 2003. Issued in December 2002, SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation" to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. For the years ended December 31, 2003 and 2002, as there was no active public market or other indication of the value of the shares underlying the options, the Company has not assigned any additional fair market value to the options in excess of its intrinsic value calculated in accordance with APB No. 25. Accordingly, no supplemental pro forma disclosures are presented. For the years ended December 31, 2003 and 2002, the 136,500 of incentive stock options issued for common stock did not have any fair value using the Black-Scholes valuation model and therefore there are no pro forma compensation costs presented.

     The following schedule summarizes the status of options outstanding at December 31, 2003 and 2002:

                                                                       Average
                                                                       Exercise
                                                                Shares   Price
                                                               -------   -------
Balance at January 1, 2002                                          --
Granted                                                        100,000   $   .50
Exercised                                                           --
Cancelled                                                           --
                                                               -------   -------

Balance at December 31, 2002                                   100,000   $   .50
Granted                                                         36,500   $   .50
Exercised                                                           --
Cancelled                                                           --
                                                               -------   -------

Balance at December 31, 2003                                   136,500   $   .50
                                                               =======   =======

Options exercisable at December 31, 2002                            --   $   .50
                                                               =======   =======

Options exercisable at December 31, 2003                        25,000   $   .50
                                                               =======   =======

                          ADVANCED CUSTOM SENSORS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

     Warrants

     During 2003, in conjunction with the issuance of certain notes payable (see Notes 7 and 8) the board of directors approved the issuance of warrants to purchase a total of 315,666 shares of the Company's common stock. The warrants are exercisable at $.50 per share, are fully vested upon issuance and expire in five years from issuance. The warrants had a total fair value of $315,666, which is being accounted for as notes payable-debt discount cost and is being amortized over the life of the related debt

Outstanding at January 1, 2003                                                --
Issued during the year ended December 31, 2003                           315,666
Exercised during the year ended December 31, 2003                             --
                                                                         -------
Outstanding at December 31, 2003                                         315,666
                                                                         =======

NOTE 14  SUBSEQUENT EVENTS

     On February 11, 2004, the Company signed a promissory note in the maximum amount of $500,000, of which $250,000 was borrowed when the note was executed. The note bears interest at 10% per annum, and is due on February 11, 2005. In connection with the loan, the Company issued 250,000 warrants to purchase the Company's common stock at a price of $.50 per share. The warrants are fully vested and expire on February 11, 2009.

     On February 14, 2004, the board of directors approved an agreement and a plan of merger between the Company and Spectre Industries, Inc., (Spectre) a Nevada corporation. On May 24, 2004, Spectre entered into an agreement and plan of merger (the Merger) with the Company (the accounting acquirer). Spectre (the legal acquirer) issued 38,773,581 shares of common stock and warrants to purchase up to 79,535,549 shares of common stock to the shareholders of the Company in exchange for 100% of their common stock and transferred all of its assets to the Company. The Company assumed all of Spectre's liabilities, and the Company became a wholly owned subsidiary of Spectre. Subsequent to the Merger, the Company's stockholders became 65% owners of Spectre, which resulted in a change of control, and therefore, the Company is treated as the accounting acquirer. Immediately prior to the Merger, Spectre had nominal assets and limited business operation and accordingly, the Merger, which is similar to a reverse acquisition of Spectre by the Company, was accounted for as a recapitalization. Subsequent to the Merger, on June 8, 2004, the Company had a 1 for 15 reverse stock split that was approved by the board of directors.

     On March 1, 2004, the Company granted stock options to an employee to purchase 10,000 shares of the Company's common stock for $.50 per share. The shares will vest over 4 years.